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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                         reported): September 13, 2004

                 CWABS, INC., (as depositor under the Pooling and Servicing Agreement, to be dated as of September 1, 2004, providing for the issuance of the CWABS, INC., Asset-Backed Certificates, Series 2004-9).

                                  CWABS, INC.
          ----------------------------------------------------------
            (Exact name of registrant as specified in its charter)


           Delaware                 333-109272                 95-4596514
 ----------------------------      ------------           --------------------
 (State or other jurisdiction      (Commission              (I.R.S. Employer
       of incorporation)           File Number)           Identification No.)

       4500 Park Granada
     Calabasas, California                                        91302
     ---------------------                                     ----------
     (Address of principal                                     (Zip Code)
      executive offices)
       Registrant's telephone number, including area code (818) 225-3237
                                                          ----- --------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[    ] Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b)

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Section 8  -  Other Events
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Item 8.01     Other Events.
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Filing of Computational Materials
---------------------------------

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWABS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Asset-Backed Certificates, Series 2004-9.

     In connection with the offering of the Asset-Backed Certificates, Series 2004-9, Countrywide Securities Corporation ("CSC"), as underwriter of the Offered Certificates, have prepared certain materials (the "Computational Materials") for distribution to their potential investors. Although the Company provided CSC with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials listed as Exhibits 99.1 and 99.2, hereto are attached hereto. The Computational Materials listed as Exhibits 99.3 and 99.4, hereto are filed on Form SE dated September 15, 2004.









_________________
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2004-9.


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Section 9     -   Financial Statements and Exhibits
Item 9.01         Financial Statements and Exhibits.
                  ----------------------------------

(a)  Financial statements of businesses acquired.

        Not applicable.

(b)  Pro forma financial information.

        Not applicable.

(c)  Exhibits.

Exhibit No.    Description
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       99.1    CSC Computational Materials dated September 13, 2004.

       99.2    CSC Computational Materials dated September 13, 2004.

       99.3 CSC Computational Materials dated September 13, 2004 filed on Form SE dated September 15, 2004.

       99.4 CSC Computational Materials dated September 13, 2004 filed on Form SE dated September 15, 2004.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CWABS, INC.


                                      By:    Celia Coulter
                                             -------------
                                      Name:  Celia Coulter
                                      Title: Vice President


Dated: September 15, 2004


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Exhibit Index
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Exhibit
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99.1   CSC Computational Materials dated September 13, 2004.

99.2   CSC Computational Materials dated September 13, 2004.

99.3 CSC Computational Materials dated September 13, 2004 filed on Form SE dated September 15, 2004.

99.4 CSC Computational Materials dated September 13, 2004 filed on Form SE dated September 15, 2004.